SECURITIES AND EXCHANGE COMMISSION

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report
(Date of earliest event reported): January 9, 1997


                           Spice Entertainment Companies, Inc.
             (Exact Name of Registrant as specified in its Charter)


         Delaware                       0-21150           11-2917462
(State or other jurisdiction          (Commission     (IRS Employer of
   of incorporation)                   File Number)    Identification No.)


         536 Broadway, New York, NY                             10012
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(Address of Principal Executive Offices:                      (Zip Code)



Registrant's telephone number,
including area code:                                 (212) 941-1434








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Item 4.  Changes In Registrant's Certifying Accountant.

(a) 1. Spice Entertainment Companies, Inc. (f/k/a Graff Pay-Per-View Inc.) (the "Company") terminated its audit relationship with its former auditors, Coopers & Lybrand LLP ("C&L"), on January 9, 1997.

         2. C&L's report on the financial statement for the past two years did not contain an adverse opinion or disclaimer of opinion, and was not a qualified or modified as to uncertainty.

         3. The audit committee of the Board of Directors approved the decision to change accountants.

         4. During the Company's two most recent fiscal years and any subsequent interim period preceding such termination, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements(s), if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

         5. There were no reportable events of the type described in Item 304(a)(1)(v) (a) through (d) of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits:

Item Ref in 17
CFR 229.601(b)                                                         Exhibit
                                                                        Number
                    Exhibit
(16)                Letter from Coopers & Lybrand LLP regarding         2.01
                    statements in this Current Report





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SPICE ENTERTAINMENT
                                        COMPANIES, INC.


                                       By: /s/ J. Roger Faherty
                                           J. Roger Faherty,
                                           Chairman & Chief Executive Officer



Dated: January 16, 1997